UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 7, 2016
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 7, 2016, Ohio Valley Banc Corp., an Ohio corporation (“OVBC”), and Milton Bancorp, Inc., an Ohio corporation (“MB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for a business combination whereby MB will merge with and into OVBC (the “Merger”), with OVBC as the surviving corporation in the Merger.  In addition, MB’s banking subsidiary, The Milton Banking Company, a state- chartered bank incorporated under the laws of the State of Ohio (“Milton Bank”), will merge with and into OVBC’s banking subsidiary, The Ohio Valley Bank Company, a state-chartered bank incorporated under the laws of the State of Ohio (“Ohio Valley Bank”), with Ohio Valley Bank as the surviving bank (the “Bank Merger”).  The boards of directors of OVBC and MB have approved the Merger Agreement.

At the effective time and as a result of the Merger, each of the 400 MB common shares issued and outstanding shall be converted into the right to receive, at the election of the holder thereof, the following:  (i) 1,636 of OVBC common shares; (ii) cash in the amount of $37,219; or (iii) a combination of cash and OVBC common shares.  The form of consideration to be received by each MB shareholder is subject to reallocation in order to ensure that 20% of the outstanding MB shares are exchanged for cash and 80% of the outstanding MB shares are exchanged for OVBC common shares.  Each of the 1,237 MB preferred shares issued and outstanding shall be converted into the right to receive a cash payment in the amount of $3,600 per MB preferred share.  OVBC intends to finance all or part of the cash portion of the purchase price through borrowed funds.

The Merger Agreement contains customary representations, warranties and covenants from OVBC and MB, including, among others, covenants relating to (1) the conduct of MB’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger, (2) MB’s obligation to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby, (3) the recommendation by the board of directors of MB in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby, and (4) MB’s non-solicitation obligations relating to alternative business combination transactions.

The Merger is expected to close by the third quarter of 2016.  The Merger is subject to adoption of the Merger Agreement by the shareholders of MB, the satisfaction of various closing conditions, including the receipt of all necessary bank regulatory approvals, the accuracy of the representations and warranties of each party (subject to certain exceptions), the performance in all material respects by each party of its obligations under the Merger Agreement, the qualification of the issuance of shares under the Merger Agreement for an exemption from registration under applicable securities laws, and other conditions customary for transactions of this type.  The Merger Agreement contains certain termination rights for both OVBC and MB, and further provides that, upon termination of the Merger Agreement under specified circumstances, including MB’s acceptance of an alternative transaction proposal, failure of the MB shareholders to adopt the Merger Agreement or the perfection of dissenter’s rights by a director of MB, MB may be required to pay OVBC a termination fee of $950,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms.  It is not intended to provide any further financial information about OVBC or its subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and are made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of OVBC, MB or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by OVBC.

Important Information for Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of OVBC.  The OVBC common shares to be issued in connection with the merger have not been and will not be registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended.  These statements are subject to certain risks and uncertainties, including, but not limited to, a failure to satisfy the conditions to closing for the Merger in a timely manner or at all; failure of the MB shareholders to approve the Merger; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; the successful completion and integration of the transaction contemplated in this release; the retention of the acquired customer relationships; disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; adverse changes in economic conditions; the impact of competitive products and pricing; and the other risks set forth in OVBC’s filings with the Securities and Exchange Commission, including OVBC’s most recent Annual Report on Form 10-K.  As a result, actual results may differ materially from the forward-looking statements in this news release.  Forward-looking statements are strategic objectives rather than absolute expectations or targets of future performance.  OVBC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect the occurrence of unanticipated events, except as required by applicable legal requirements.  Copies of documents filed with the SEC are available free of charge at the SEC’s website at http://www.sec.gov and/or from OVBC’s website.

Item 8.01                      Other Events

On January 7, 2016, Ohio Valley Banc Corp. and Milton Bancorp, Inc. issued a joint news release announcing the Agreement and Plan of Merger.  A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Not applicable
(d)  Exhibits – The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Ohio Valley Banc Corp. and Milton Bancorp, Inc., dated January 7, 2016.
99.1	Press release to be issued by Ohio Valley Banc Corp. on January 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	January 7, 2016	By:	/s/Thomas E. Wiseman
Thomas E. Wiseman President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Ohio Valley Banc Corp. and Milton Bancorp, Inc., dated January 7, 2016. (Included herewith)
99.1	Press release to be issued by Ohio Valley Banc Corp. on January 7, 2016. (Included herewith)